                                                                   EXHIBIT 10(t)

THIS DOCUMENT PREPARED BY AND
WHEN RECORDED MAIL TO:

Ferdinand J. Gallo III, Esq.
Katten Muchin & Zavis
525 West Monroe Street, Suite 1600
Chicago, Illinois  60661-3693
(Cook County, Illinois)



                   (Space above this line for Recorder's use)

  FIRST MODIFICATION OF REVOLVING LOAN AGREEMENT, NOTE, INDENTURE OF MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY AGREEMENT, FINANCING STATEMENT,
        FIXTURE FILING AND ASSIGNMENT OF RENTS AND LEASES, AND OTHER LOAN
                DOCUMENTS, PARTIAL RELEASE AND SPREADER AGREEMENT


         THIS FIRST MODIFICATION OF REVOLVING LOAN AGREEMENT, NOTE, INDENTURE OF MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF RENTS AND LEASES, AND OTHER LOAN DOCUMENTS, PARTIAL RELEASE AND SPREADER AGREEMENT (this "MODIFICATION") is made as of the 21st day of December, 1999, and shall be deemed effective as of the 24th day of November, 1999, is made by and among MALAN REVOLVER, INC., a Michigan corporation (the "COMPANY"), MALAN REALTY INVESTORS, INC., a Michigan corporation ("PARENT", and together with Company, hereinafter sometimes referred to as the "BORROWER"), and GREENWICH CAPITAL MARKETS, INC., a Delaware corporation (together with its successors and assigns, hereinafter referred to as the "LENDER").

         WHEREAS, Borrower has previously requested the Loans from Lender;

         WHEREAS, in connection with the Loans, Borrower and Lender entered into and executed that certain Revolving Loan Agreement dated as of November 24, 1997 (the "CREDIT AGREEMENT"), pursuant to which Lender agreed to make the Loans to Borrower. ALL CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED THERETO IN THE CREDIT AGREEMENT, AS MODIFIED HEREBY;

         WHEREAS, Borrower has previously executed and delivered to Lender that certain Note dated November 24, 1997 made by Borrower to the order of Lender, in the original principal amount of up to Fifty Million and No/100ths Dollars ($50,000,000.00), together with all future advances, extensions, renewals, substitutions, modifications and amendments thereof (sometimes, herein, the "EXISTING NOTE");


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         WHEREAS, repayment of the Existing Note is secured by, inter alia, that certain Indenture of Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Rents and
Leases dated as of November 24, 1997 by Company in favor of, or for the benefit of, Lender, original counterparts of which were recorded in the jurisdictions and under the filing numbers set forth in SCHEDULE A attached hereto, each constituting a first priority lien on the Collateral Properties as collateral for the Loan (sometimes referred to herein as the "MORTGAGE"), encumbering each of the Collateral Properties set forth on MORTGAGE EXHIBITS A-1 through A-16 attached hereto and made a part hereof;

         WHEREAS, repayment of the Existing Note is further secured by that certain Assignment of Leases, Rents and Security Deposits dated as of November 24, 1997 by Company, in favor of Lender, original counterparts of which were recorded in the jurisdictions and under the filing numbers set forth in SCHEDULE B attached hereto (sometimes referred to herein as the "ASSIGNMENT OF RENTS AND LEASES");

         WHEREAS, repayment of the Existing Note is further secured by first priority liens on, and security interests in, certain collateral more particularly described in those certain UCC Financing Statements naming Company as debtor and Lender as secured party, which were filed in the jurisdictions and under the filing numbers set forth in SCHEDULE C attached hereto (sometimes referred to herein as the "FINANCING STATEMENTS");

         WHEREAS, in connection with the Loans made to Borrower pursuant to the Existing Note, Lender required that each of Company and Parent execute and deliver a certain Environmental Health and Safety Indemnity Agreement dated as of November 24, 1997 (the "ENVIRONMENTAL INDEMNITY"), pursuant to which each of Company and Parent, jointly and severally, agreed to indemnify Lender and the other "Indemnified Parties" (as defined therein) with respect to hazardous wastes on, in, under or affecting the Original Collateral Properties;

         WHEREAS, the Credit Agreement, the Existing Note, the Mortgage, the Assignment of Rents and Leases, the Financing Statements, the Environmental Indemnity, and all other documents and instruments now or heretofore evidencing or securing repayment of the Obligations, or any portion thereof, evidenced by the Existing Note are hereinafter collectively referred to as the "LOAN DOCUMENTS"; and

         WHEREAS, Borrower has requested that Lender modify the Credit Agreement and the other Loan Documents to (I) decrease the Maximum Commitment from Fifty Million and No/100ths Dollars ($50,000,000) to Twenty-Five Million and No/100ths Dollars ($25,000,000), (II) extend the Revolver Termination Date; (III) release certain of the Original Collateral Properties identified in MORTGAGE EXHIBITS A-2 and A-4 attached hereto and made a part hereof from the Lien of the Mortgage and the other Loan Documents; (IV) accept certain new Collateral Properties identified in MORTGAGE EXHIBITS A-17 and A-18 attached hereto and made a part hereof as additional collateral security for the Loans (the "MODIFICATION COLLATERAL PROPERTIES"); and (V) to modify certain defined terms, and Lender has so agreed, subject to adjusting the Base


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Rate and the Euro-Dollar Margin, and on the other terms and conditions more specifically set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

           A. INCORPORATION OF PREAMBLES/REPRESENTATION AND WARRANTIES

         1. The preambles to this Modification are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

         2. There has been no material adverse change in the representations made or information heretofore supplied by or on behalf of Company or Parent to Lender as to (I) the composition, structure, finances, business operations, credit prospects or financial condition of Borrower, Parent, or any tenant under any lease or tenancy of space in the Original Collateral Properties or the Modification Collateral Properties; (II) the rental income, condition, or ownership of the Original Collateral Properties or the Modification Collateral Properties; and (iii) all other features of the transaction, other than any changes which have been previously disclosed in writing to, and approved by Lender.

         3. Each of Company and Parent, jointly and severally, hereby represents and warrants to Lender that all of the representations and warranties in each of the Loan Documents, both before and after giving effect to the amendments and modifications thereto in this Modification, are true, correct and complete on the date hereof (the "MODIFICATION DATE"), with the same force and effect as if made on such date, except to the extent the same may have been previously modified with the prior written consent of Lender.

         4. Each of Company and Parent hereby further represents and warrants that (I) no Event of Default exists under the Credit Agreement, the Existing Note or the Loan Documents, as such documents or instruments may be modified by this Modification, nor does any fact, matter, circumstance or occurrence exist which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, (II) neither Company nor Parent has any defense, offset or counterclaim with respect to the payment of any sum owed to Lender pursuant to, or with respect to any covenant in, the Loan Documents, (III) Company and Parent have paid or caused to be paid, all fees due Lender under the Credit Agreement, the Existing Note and the Loan Documents as of the Modification Date, including, without limitation, the Commitment Fee set forth in SECTION 2.8(B) of the Credit Agreement, (IV) Lender, on and as of the Modification Date, has fully performed all obligations to each of Company and Parent, as applicable, which it may have had or has on and as of the Modification Date, and neither Company nor Parent has any knowledge of any default by Lender under the terms and provisions of the Credit Agreement, the Existing Note or the Loan Documents, as such documents or instruments may be modified by this Modification, and (V) other than as expressly set forth herein, by entering into this Modification, Lender does not waive any condition or


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obligation in the Loan Documents.

         5. All references in the Mortgage, the Assignment of Rents and Leases, the Environmental Indemnity, and all other Loan Documents to the "Agreement" or the "Loan Agreement" are hereby deemed to be referenced to the Credit Agreement, as modified by this Modification.

         6. In the event of any conflict among the terms of the Credit Agreement and the other Loan Documents as modified by this Modification, the terms of the Credit Agreement as modified by this Modification shall govern and control. All terms and provisions of the Loan Documents corresponding to terms and provisions of the Credit Agreement prior to the date of this Modification shall be deemed modified in accordance with the terms of this Modification.

                       B. MODIFICATION OF CREDIT AGREEMENT

         1. Effective as of the Modification Date, the Credit Agreement is modified as follows:

                  (A) In SECTION 1.1 of the Credit Agreement, the definitions of "Aggregate Debt Service," "Agreement," "Assignment of Rents and Lease," "Base Rate," "Borrowing Base," "Closing Date," "Commitment," "Environmental Indemnity," "Loan Documents," "Maximum Commitment," "Mortgage," "Net Operating Income," "Note," "Original Collateral Property," and "Revolver Termination Date" are deleted in their entirety and the following definitions are substituted in their place and stead:

                  AGGREGATE DEBT SERVICE means, for any period, the amount determined by applying a twenty-five year mortgage amortization schedule to the Loans outstanding as of the last day of each fiscal quarter, using an annual interest rate equal to the Treasury Rate plus two and one-half percent (2.50%), determined on an annualized basis.

                  AGREEMENT means this Revolving Loan Agreement (including all schedules, exhibits, annexes and appendices hereto), as amended and modified by the Modification, together with all future advances, extensions, renewals, substitutions, modifications, supplements and amendments thereof.

                  ASSIGNMENT OF RENTS AND LEASES means the Assignment of Leases, Rents and Security Deposits, dated as of November 24, 1997, by and between Company, as assignor, and Lender, as assignee, as amended by the Modification, as the same may be amended, supplemented or otherwise modified from time to time.

                  BASE RATE means, for any day, a rate per annum equal to the higher of (I) the Prime Rate for such day plus one percent (1.00%), and (II) the sum of


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                  three and one-half percent (3.50%) plus the Federal Funds Rate for such day.

                  BORROWING BASE shall mean the aggregate Allocated Loan Amounts as of any date of determination, of all Collateral Properties, as such amount shall be decreased in connection with each Property Release by an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount for the related Release Property. CLOSING DATE means, as the context requires, the Initial Closing Date, the Modification Effective Date and each Property Closing Date.

                  COMMITMENT means an amount up to Twenty-Five Million and No/100ths Dollars ($25,000,000.00).

                  ENVIRONMENTAL INDEMNITY means the Environmental Health and Safety Indemnity Agreement dated as of November 24, 1997, made jointly and severally by Company and Parent, as modified by the Modification, together with all future advances, extensions, renewals, substitutions, modifications, supplements and amendments thereof.

                  LOAN DOCUMENTS means this Agreement, the Note, each Notice of Advance, each Notice of Interest Rate Election, the Environmental Indemnity, the Mortgage, the Assignment of Rents and Leases, the SNDA/Estoppel Indemnity, the Undertaking and the Manager's Consent and Subordination Agreement, as each may have been amended by the Modification, together with all future advances, extensions, renewals, substitutions, modifications, supplements and amendments thereof.

                  MAXIMUM COMMITMENT means Twenty-Five Million and No/100ths Dollars ($25,000,000.00).

                  MORTGAGE means the Indenture of Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Rents and Leases, dated as of November 24, 1997 by Company as mortgagor and grantor, to and for the benefit of Lender as mortgagee and beneficiary, and, if applicable, the Trustee thereunder, as amended by the Modification, together with all future advances, extensions, renewals, substitutions, modifications, supplements and amendments thereof, that encumbers Borrower's interest in each of the Collateral Properties on a joint and several basis to the full extent of the obligations of Borrower hereunder and under the other Loan Documents.

                  NET OPERATING INCOME means, when used with respect to each Collateral Property, for any trailing twelve month period, the cash rents, receipts and other case revenues received or paid to or for the benefit of the Company in the ordinary course therefrom (other than (I) pre-paid rents and revenues, (II) security deposits except to the extent applied in satisfaction


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                  of tenants' obligations for rent, (III) rents and revenues attributed to tenants under Leases who are not occupying the premises demised under such Leases and not open for business, and (IV) non-recurring receipts or revenues), including proceeds of rental interruption insurance, minus all expenses paid or accrued related to the ownership, operation or maintenance of such property, including but not limited to taxes, assessments and the like, insurance, utilities, property management fees, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for marketing and other expenses incurred in connection with such property). Additionally, for purposes of determining Net Operating Income, receipts from new tenants shall be annualized for new tenants which are in occupancy and paying rent for the applicable period. If a new tenant occupies and is paying rent with respect to a space which was previously occupied (a "REPLACEMENT TENANT"), by a former tenant (a "FORMER TENANT") for a portion of an applicable period, Lender shall include the annualized receipts from the Replacement Tenant in the calculation of Net Operating Income for such applicable period and shall exclude the annualized receipts of the Former Tenant in such calculation. If a space is vacated by a Former Tenant and no Replacement Tenant is in occupancy and paying rent for such space, receipts relating to such space will be excluded from the calculation of Net Operating Income until a Replacement Tenant is in occupancy and paying rent. With respect to Real Property Assets owned less than one year by the Company, Parent or any Consolidated Subsidiary of Parent, Net Operating Income shall be calculated by reference to the trailing twelve month period as set forth above, if reasonably possible, or, if not reasonably possible, by annualizing such amounts based upon the actual amounts generated during the previous fiscal quarter of the Company's, Parent's or such Consolidated Subsidiary's ownership of such Real Property Asset.

                  NOTE means the amended and restated promissory note of Company and Parent, substantially in the form of EXHIBIT A hereto, evidencing the joint and several obligation of Company and Parent to repay the Loans.

                  ORIGINAL COLLATERAL PROPERTY means the parcels of real property set forth on SCHEDULE 1 attached hereto and by this reference made a part hereof, including, without limitation, the Modification Collateral Properties, together with all Improvements therein, now owned or leased by Company upon which a Lien has been or is purported to be granted to Lender under the Mortgage, as modified by the Modification.

                  REVOLVER TERMINATION DATE means November 24, 2001, or if the Revolver Termination Date is extended by Lender pursuant to
                  SECTION 7.6 hereof, the date established by Lender; provided, however, that if any such date is not a Euro-


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                  Dollar Business Day, the next succeeding Euro-Dollar Business
                  Day, unless such Euro-Dollar Business Day falls in another calendar month, in which case the Revolver Termination Date shall be the next preceding Euro-Dollar Business Day.

                  (B) In SECTION 1.1 of the Credit Agreement, the following new definitions are added:

                  EXTENSION FEE has the meaning set forth in SECTION 2.8(F).

                  MODIFICATION means that certain First Modification of Revolving Loan Agreement, Note, Indenture of Mortgage, Deed of Trust, Deed to Secure Debt, Security Agreement, Financing Statement, Fixture Filing and Assignment of Rents and Leases, and Other Loan Documents, Partial Release and Spreader Agreement dated as of December 21, 1999, but effective as of November 24, 1999 by and between Borrower and Lender.

                  MODIFICATION COLLATERAL PROPERTY means the parcels of real property identified as Lincoln, IL and Arkansas City, KS, set forth on SCHEDULE 1 attached hereto and by this reference made a part hereof, together with all Improvements therein, now owned or leased by Company upon which the Lien of the Mortgage, as modified by the Modification, has been spread.

                  MODIFICATION EFFECTIVE DATE means November 24, 1999.

                  SECONDARY MARKET TRANSACTION means any of (i) the sale, assignment, or other transfer of all or any portion of the Loan or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Loan or Loan Documents to one or more investors, or (iii) the transfer or deposit of all or any portion of the Loans or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom.

         2. Effective as of the Modification Date, SECTION 2.1 (B) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place and stead:

                  (B) BORROWING BASE. As of the Modification Date, the
                  Borrowing Base shall be the sum of the Allocated Loan Amounts of the Original Collateral Properties; provided, however, that in the case of the lease-up of the Original Collateral Property commonly known as Garden City, KS, and Arkansas City, KS, and the redevelopment and lease-up of the Original Collateral Property commonly known as New Lenox, IL, the Allocated Loan Amounts for each of such Original Collateral Properties may be increased by Lender, in its sole discretion, upon the delivery by Borrower of such written evidence of the successful leasing and/or


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                  redevelopment and leasing of such Original Collateral
                  Properties as Lender may request, including, without limitation, delivery of fully executed tenant leases, pro-forma financial statements and other evidence relating to the net cash flow generated by such Original Collateral Properties (the "BORROWING BASE DELIVERIES"). Within thirty
                  (30) days following Lender's receipt of the Borrowing Base Deliveries, Lender shall notify Borrower of the revised Allocated Loan Amount for such Original Collateral Property (determined by Lender in its sole and absolute discretion), or of Lender's disapproval of the Borrowing Base Deliveries. Borrower may increase the amount of the Borrowing Base, up to the maximum amount of Twenty-Five Million and No/100ths Dollars ($25,000,000.00), by providing Lender with Additional Collateral Properties in accordance with and subject to the terms and conditions of SECTION 3.2 and SECTION 3.3 hereof. The Borrowing Base shall be reduced in connection with any Property Release by an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount for the related Release Property.

         3. Effective as of the Modification Date, SECTION 2.1(C) of the Credit Agreement "Extension of Revolver Termination Date" is hereby deleted in its entirety and inserted in its place and stead is the following:

                  Intentionally Omitted.

         4. Effective as of the Modification Date, the definition of "EURO-DOLLAR MARGIN" set forth in SECTION 2.7(B) of the Credit Agreement is hereby deleted in its entirety and inserted in its place and stead is the following:

                  Euro-Dollar Margin means two and one-half percent (2.50%).

         5. Effective as of the Modification Date, SECTION 2.8(C) of the Credit Agreement "Exit Fee" is hereby deleted in its entirety and inserted in its place and stead is the following:

                  (C) EXIT FEE. In connection with any prepayment of the entire amount of the Loans then outstanding and a related termination of the Facility occurring at any time during the six (6) month period prior to the Revolver Termination Date, Borrower shall pay to Lender a non-refundable Exit Fee (the "EXIT FEE") equal to one percent (1.00%) of the quotient obtained by dividing
                  (X) the sum of the average principal amount of the Loans outstanding each month during the Revolving Period, as determined each month by Lender, by (Y) the number of full calendar months comprising the Revolving Period, after giving effect to the early termination thereof by Borrower, but in no event less than One Hundred Twenty-Five Thousand and No/100ths Dollars ($125,000). The Exit Fee shall not be payable in connection with any prepayment made by Borrower after the Conversion Date.

         6. Effective as of the Modification Date, SECTION 2.8(D) of the Credit Agreement "Additional Collateral Fee" is hereby deleted in its entirety and inserted in its place and stead is the following:

                  (D) ADDITIONAL COLLATERAL FEE. On each Property Closing Date (other than a Closing Date relating to a Substitute Property), Borrower shall pay to Lender a non-refundable additional Collateral Property fee (the "ADDITIONAL COLLATERAL FEE") in the amount of one percent (1.00%) of the Allocated Loan Amount for such Additional Collateral Property.

         7. Effective as of the Modification Date, the following new SECTION 2.8(F) is hereby added following SECTION 2.8(E) of the Credit Agreement:

                  (F) EXTENSION FEE. In connection with the execution of the Modification, Borrower shall pay to Lender an extension fee equal to one percent (1.00%) of the Maximum Commitment, (i.e., Two Hundred Fifty-Thousand and No/100ths Dollars ($250,000.00)) (the "EXTENSION FEE").

         8. Effective as of the Modification Date, the following new SECTION 3.1(B) is hereby added following SECTION 3.1(A) of the Credit Agreement:

                  (B) CONDITIONS PRECEDENT TO EFFECTIVENESS OF MODIFICATION. The closing of the Modification shall occur upon receipt by Lender of the following documents, each dated as of the Modification Date (or dated as otherwise provided below), or a date otherwise satisfactory to Lender, but effective as of the Modification Date, and in each case satisfactory in form and substance to Lender in its reasonable judgment:

                           (I) a duly executed Note for the account of Lender,
                  complying with the provisions of SECTION 2.5;

                           (II) duly executed and acknowledged counterparts of
                  the Modification;

                           (III) UCC-1 Financing Statements executed by Company,
                  as debtor, naming Lender as secured party, in form appropriate for filing in the appropriate jurisdictions as is necessary to create perfected security interests in all of the Collateral with respect to the Modification Collateral Properties, with respect to which security interests are governed by the UCC;

                           (IV) satisfactory reports of UCC filing, tax lien and
                  judgment searches conducted by a search firm acceptable to Lender with respect to each Original Collateral Property, Company and Parent, such searches to be conducted in each of the locations specified by Lender;

                           (V) certificates of insurance with respect to each
                  Original Collateral Property demonstrating the coverages required by the Mortgage and issued by insurance companies meeting Rating Agency Requirements;

                           (VI) with respect to each Modification Collateral
                  Property, a Survey;

                           (VII) with respect to each Modification Collateral
                  Property, a market study in form and substance acceptable to Lender, and with respect to each other Original Collateral Property, a market comparison/study prepared by Lender in form and substance satisfactory to Lender;

                           (VIII) with respect to each Modification Collateral
                  Property, a "Phase I" environmental report in form and substance satisfactory to Lender in all respects, and with respect to each other Original Collateral Property, such database and other searches and reports in form and substance satisfactory to Lender in all respects;

                           (IX) with respect to each Modification Collateral
                  Property, Compliance Evidence;

                           (X) with respect to each Original Collateral
                  Property, (A) property level operating statements and historical cash flows for 1998 through September, 1999, certified by an authorized officer of Borrower, (B) a certified current rent roll, (C) a budget for Capital Expenditures for calendar years 2000 and 2001, and (D) cash flow projections for a two (2) year period;

                           (XI) the certificate to be provided by Borrower
                  pursuant to SECTION 5.1(c);

                           (XII) an opinion of Miro, Weiner & Kramer, counsel
                  for Company and Parent, with respect to such matters as Lender shall require, including, without limitation, opinions with respect to the due formation and authority of Company and Parent, the due and valid execution and delivery of the Modification and all documents and instruments delivered in connection therewith, and the enforceability of the Modification and all documents and instruments delivered in connection therewith;

                           (XIII) an updated opinion or opinions of Miro, Weiner
                  & Kramer, counsel for Company and Parent, (A) to the effect that if Company or its sole shareholder were a debtor under the bankruptcy laws of the United States, a court would not have valid legal grounds to cause Company or its sole shareholder to be substantively consolidated with any other Person, and (B) covering such additional matters as Lender may reasonably require;

                           (XIV) an opinion of local counsel in each
                  jurisdiction in which each Original Collateral Property is located as to the enforceability of the Modification and all documents and instruments delivered in connection therewith, and such other matters as Lender may request, all in form and substance satisfactory to Lender;

                           (XV) all documents that Lender may reasonably request
                  relating to the existence and qualification to do business of Company and Parent, the corporate authority for and the validity of the Modification and the continuing validity of the Credit Agreement, the Note and the other Loan Documents, or relating to any Collateral, and any other matters relevant in connection with any Loan Document, all in form and substance satisfactory to Lender;

                           (XVI) copies of all Leases with respect to the
                  Modification Collateral Property and copies of all Leases with respect to the other Original Collateral Property to the extent that the same were not delivered or in existence as of the Initial Closing Date, all accompanied by an Officer's Certificate that such Leases are true, correct and complete in all material respects;

                           (XVII) estoppel certificates in form and substance
                  satisfactory to Lender from (A) each Major Tenant at each of the Modification Collateral Properties and each new Major Tenant at each of the other Original Collateral Properties requested by Lender, each in the form attached to the Credit Agreement as EXHIBIT F, (B) each ground lessor at any Collateral Property which is held pursuant to a Ground Lease, and (C) each party to any reciprocal easement agreement or similar property operating agreement with respect to any Modification Collateral Property, provided that, to the extent that Borrower, using its best efforts, shall be unable to obtain any such reciprocal easement agreement estoppel certificate, Borrower shall (Y) furnish Lender with such representations, warranties and indemnifications as Lender may determine to be appropriate in its sole discretion in light of the absence of such estoppel certificate, and (Z) continue to use its best efforts to obtain and deliver promptly to Lender an estoppel certificate in form and substance reasonably satisfactory to Lender covering the matters for which an estoppel certificate was unavailable at the Modification Date, and in the event that Borrower shall so deliver such an estoppel certificate, Borrower shall be released from the representations, warranties and/or indemnifications given at the Modification Date with respect to the matters covered thereby;

                           (XVIII) a subordination, non-disturbance and
                  attornment agreement substantially in the form of EXHIBIT G to the Credit Agreement from each

                  Major Tenant at the Modification Collateral Properties and each new Major Tenant at each of the other Original Collateral Properties;

                           (XIX) the payment by Borrower to Lender of (A) the
                  Extension Fee, and (B) all out-of-pocket expenses of Lender, including, without limitation, the fees and expenses of Lender's counsel;

                           (XX) the payment by Borrower of any title insurance
                  premiums, escrow charges, mortgage recording taxes and recording fees;

                           (XI) written instructions to the Title Company
                  authorizing the recordation of the Modification, the Financing Statements and other recorded documents;

                           (XXII) an Undertaking; and

                           (XXIII) amendments, modifications, supplements and/or
                  date-down or other additional endorsements to the Title Policies requested by Lender for each of the Original Collateral Properties, reflecting the addition of the Modification Collateral Property.

         9. Effective as of the Modification Date, the following new SECTION 5.1(L) is hereby added following SECTION 5.1(K) of the Credit Agreement:

                  (k) within ten (10) Business Days after any executive officer of the Company or Parent (including, without limitation, any president, vice president or chief financial officer) receives any notice or notification, whether written or oral, from any Major Tenant required or permitted under its lease of any of the Collateral Properties, including, without limitation, any notice of default, termination, cancellation, intent to vacate or surrender, an Officer's Certificate setting forth the details thereof, and a copy of such notice or notification in the event such notice or notification is in writing.

         10. Effective as of the Modification Date, the following new SECTION
9.15 is hereby added following SECTION 9.14 of the Credit Agreement:

                  9.15. STATUTORY NOTICES. The following notices are hereby provided in accordance with applicable local law:

                  a. MISSOURI. The following notice is included in compliance with R.S. Mo. ss.432.045;

                           ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE

                           NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

                  b. KANSAS. The following provisions are included in compliance with K.S.A. Sections 16-117 and 16-118.

                           THIS WRITTEN AGREEMENT IS THE FINAL EXPRESSION OF THE LOAN AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OR ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN BORROWER AND LENDER. THE FOLLOWING SPACE (WHICH BORROWER AND LENDER AGREE IS SUFFICIENT SPACE) IS PROVIDED FOR THE PLACEMENT OF NONSTANDARD TERMS, IF ANY (IF THERE ARE NO NONSTANDARD TERMS TO BE ADDED, STATE "NONE"): NONE BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER OF THIS WRITTEN AGREEMENT.

         11. Effective as of the Modification Date, the following new SECTION
9.16 is hereby added following SECTION 9.15 of the Credit Agreement:

                  9.16 SECONDARY MARKET TRANSACTIONS/SECURITIZATIONS.

                           (A) SECONDARY MARKET TRANSACTIONS GENERALLY. Lender
                  shall have the right to engage in one or more Secondary Market Transactions, and to structure and restructure all or any part of the Loans, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization. Without limitation, Lender shall have the right to cause the Note and the Loan Documents to be split into a first and a second priority loan, or split into separate borrower pools in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the Loans and Loan Documents. Borrower acknowledges that it is the intention of the parties that all or a portion of the Loans may be securitized and that all or a portion of the Loans (either itself, or in combination with other loans) will be rated by one or more Rating Agencies. Borrower further acknowledges that additional structural modifications may be required to satisfy issues raised by any Rating Agencies.

                           (B) COOPERATION; LIMITATIONS. Borrower shall use all
                  reasonable efforts and cooperate reasonably and in good faith with Lender in effecting any such restructuring or Secondary Market Transaction. Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents as Lender may request, provided, however that no such amendment shall modify (I) the interest rate payable under the Loans; (II) the stated maturity date of the Loans, or (III) any other economic or other material terms of the Loans, including, without limitation, terms and provisions relating to Borrower's ability to request advances, repay, prepay and re-borrow sums under this Agreement as if no Secondary Market Transaction or any other transaction contemplated by or alluded to in this
                  SECTION 9.16 had occurred. Furthermore, in connection with any Secondary Market Transaction or other transaction contemplated by or alluded to in this SECTION 9.16, Lender and Borrower acknowledge and agree that it is the full intent of the parties hereto that Borrower shall not incur any additional costs in borrowing funds under this Agreement and obtaining the benefits of the revolving credit facility provided for in this Agreement following a Securitization or other Secondary Market Transaction, except as expressly provided by this Agreement (i.e., the payment of the Additional Collateral Fee and the Exit Fee, as provided herein). Such cooperation also shall include using best efforts to obtain such certificates and assurances from governmental entities and others as Lender may reasonably request. Further, in the event that, in connection with a Secondary Market Transaction, a Rating Agency informs Lender that Borrower's organizational structure as it presently exists would adversely affect the rating of the Loans or applicable loan pool, Borrower shall use all reasonable efforts to restructure to the extent necessary to avert such adverse affect, including, if applicable, the addition of an outside director to Borrower. Notwithstanding any other provision of this Agreement, Lender agrees and acknowledges that under no circumstances shall the Parent or the Company be required to take any action or subject itself to any structural modification or other restructuring requested or demanded by Lender, a Rating Agency, or any other Person which, in the reasonable judgment of the Parent, could in any way adversely affect, jeopardize, or alter the Parent's status as a `Real Estate Investment Trust' under the Internal Revenue Code of 1986, as amended' or the Company's status as a `Qualified REIT Subsidiary' thereunder. Borrower shall not be required to provide additional collateral that was not initially contemplated by the parties to effect any such restructuring or Secondary Market Transaction. Borrower shall not bear the cost of any third parties hired by Lender, including any Rating Agencies, in connection with a Secondary Market Transaction. Notwithstanding any other provision of this Agreement, Lender shall bear, and promptly pay as if Lender were the primary obligor with respect to, any of the following costs which may be incurred by Borrower in connection with any Secondary Market Transaction or any other transaction contemplated by or alluded to in this
                  SECTION 9.16: (I) title insurance-related costs or premiums, to the extent that there has been no material change to the status of title since the Closing Date; (II) due diligence search costs (including, by way of example and not of limitation, litigation, UCC, tax lien, and other similar searches); and (III) filing fees, recording fees, or taxes.

                           (C) INFORMATION. Borrower shall provide such
                  information and documents relating to the Borrower, the manager of the Collateral Property, the Collateral Property and the business and operations of any of the foregoing as Lender may reasonably request in connection with any such Secondary Market Transaction. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, and other parties involved in any proposed Secondary Market Transaction. Any such information may be incorporated into offering documents for the Secondary Market Transactions. Lender and all of the aforesaid third-party advisors and professional firms and investors shall be entitled to rely upon such information, and Borrower shall indemnify, defend, and hold harmless Lender from and against any losses, claims, damages and liabilities that arise out of or are based upon any actual or alleged untrue or misleading statement of material fact contained in such information or the actual or alleged omission of any material fact without which such information is materially misleading. Lender may publicize the existence of the Loans in connection with Lender's Secondary Market Transaction activities or otherwise.

                           (D) ADDITIONAL PROVISIONS. In any Secondary Market
                  Transaction, Lender may transfer its obligations under the Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the obligations of Borrower), and thereafter Lender shall be relieved of any obligations under the Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall be deemed to be a "Lender" under the applicable Loan Documents.

         12. Effective as of the Modification Date, SCHEDULES 1, 4.14, 5.16 and
5.20 to the Credit Agreement are hereby deleted in their entirety, and inserted in lieu thereof are SCHEDULES 1, 4.14, 5.16 and 5.20 attached hereto.

         13. Effective as of the Modification Date, the promissory note attached to the Credit Agreement as EXHIBIT A is hereby deleted in its entirety, and inserted in lieu thereof is EXHIBIT A attached hereto.

         14. Company and Parent hereby jointly and severally remake, adopt and ratify each and every representation and warranty set forth in the Credit Agreement, as modified and amended herein as of the Modification Date, with the same force and effect as on the Initial Closing Date.

         15. In all other respects, the Credit Agreement, as modified and amended herein, shall remain in full force and effect in accordance with the terms thereof and each and every term, covenant and agreement contained therein is hereby adopted, ratified, confirmed and affirmed by each of Company and Parent.

            C. MODIFICATION OF MORTGAGE, PARTIAL RELEASE AND SPREADER

         Effective as of the Modification Date, the Mortgage is modified as follows:

         1. Lender hereby remises and releases the Original Collateral Properties identified in MORTGAGE EXHIBITS A-2 and A-4 attached hereto (the "RELEASED PROPERTY") from the Lien of the Mortgage as evidenced by the counterparts thereof recorded in Winnebago County, Illinois as Document No. 9760094, and in Porter County, Indiana as Document No. 97-28979, Book 795, Page 425, and the Lien of the other Loan Documents. On the Modification Date, Lender, at Borrower's sole cost and expense, shall deliver such further documents and instruments as may be reasonably requested to effectuate the foregoing release of the Released Property from the Lien of the Mortgage and the other Loan Documents.

         2. Effective as of the Modification Date, the Mortgage is hereby amended to add the following after the Habendum Clauses on Page 6 thereof:

         The Lien of the Mortgage is hereby spread to encumber the Modification Collateral Properties identified on MORTGAGE EXHIBIT A-17 and A-18 attached hereto and made a part hereof, and in connection therewith, and subject to the terms and conditions of the Mortgage, as modified hereby, and as the same may be modified or amended, extended, renewed, replaced, supplemented or restated, Grantor does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, WARRANT, ALIENATE, REMISE, RELEASE, CONVEY, ASSIGN, GRANT A SECURITY INTEREST IN, TRANSFER, HYPOTHECATE, DEPOSIT, PLEDGE, SET OVER and CONFIRM unto to Beneficiary (as to the Modification Collateral Properties located in any of the Mortgage States ), or Trustee (as to the Modification Collateral Properties located in any of the Indenture States ), for the benefit of Beneficiary, as beneficiary, all of Grantor's estate, right, title and interest in and to the following property (collectively, the "MODIFICATION TRUST ESTATE"):

                  (I) the Modification Collateral Properties (for purposes of this Modification and the terms and provisions of the Mortgage, as modified hereby, hereinafter referred to as the "MODIFICATION LAND PARCELS");

                  (II) any and all buildings, structures, open or closed parking areas, and all other structures and improvements of every kind whatsoever, and any and all additions, alterations, replacements or appurtenances thereto, now or at any time hereafter situated on, over or under the Modification Land Parcels or any part thereof (collectively, the "MODIFICATION BUILDINGS");

                  (III) all Modification Equipment (as hereinafter defined) now owned or hereafter acquired by Grantor which is so related to the Modification Land Parcels and the Modification Buildings that it is deemed fixtures or real property under the law of the State in which such Modification Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on or in the Modification Land Parcels and the Modification Buildings, construction equipment, appliances, machinery, plant equipment, fittings, apparatus, and other items now or hereafter attached to, installed or used in connection with (temporarily or permanently) any of the Modification Land Parcels or the Modification Buildings (but excluding any underground storage tanks), together with all accessions, appurtenances, additions, replacements and substitutions for any of the foregoing and the proceeds thereof (collectively, "MODIFICATION FIXTURES");

                  (IV) to the extent the same does not constitute Modification Fixtures, all "equipment", as such term is defined in Article 9 of the Uniform Commercial Code as in effect from time to time in the State in which any of the Modification Land Parcels and the Modification Buildings are located (the "COMMERCIAL CODE"), now owned, or hereafter acquired and owned by Grantor, which is used at or in connection with the Modification Buildings or the Modification Land Parcels and is located thereon or therein (including, but not limited to, all machinery, furnishings, electronic data-processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, to the extent located on or in the Modification Land Parcels or the Modification Buildings), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, "MODIFICATION EQUIPMENT") (provided, however, that the term "Modification Equipment" shall specifically exclude (A) all of any Modification Net Tenant's equipment, (B) all of any Modification Net Tenant's inventory and (C) all equipment and personal property of subtenants or other occupants of the Modification Land Parcels or the Modification Improvements, or any part thereof other than Grantor);

                  (V) all goods, general intangibles, accounts, chattel paper, instruments and documents (each as defined in the Commercial Code), furniture, franchises, contract rights, furnishings, objects of art, machinery, tools, supplies, appliances, and all other personal property of any kind or character whatsoever other than Modification Fixtures, which are now or hereafter owned by Grantor, and which are used at or in connection with the Modification Buildings or the Modification Land Parcels, together with all accessories, replacements and substitutions thereto or therefor (collectively, "MODIFICATION PERSONAL PROPERTY", and collectively with the Modification Buildings, Modification Fixtures and

         Modification Equipment, the "MODIFICATION IMPROVEMENTS");

                  (VI) any and all leases, including, without limitation, "MODIFICATION NET LEASES", and, to the extent of the interest therein of Grantor, subleases or sub-subleases, licenses, concessions or other agreements (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of, the Modification Land Parcels or the Modification Improvements, and all modifications, amendments or other agreements relating to such leases, subleases, sub-subleases or other agreements, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto (collectively, "MODIFICATION LEASES") and in and to all cash or securities deposited thereunder to secure performance by the lessees of their obligations under the Modification Leases and the right, subject to the provisions of SECTION 13 of the Mortgage as modified hereby, to receive and collect all the rents, additional rents, increases in rents, advance rents, issues, revenues, income, proceeds, profits, royalties, security deposits and other types of deposits, and other benefits paid or payable and to become due or payable to Grantor in respect of the use, occupancy, license or possession of any portion or portions of the Modification Land Parcels or the Modification Improvements pursuant to the Leases, and the rights to enforce, whether at law or in equity or by any other means, all provisions thereof (collectively, "MODIFICATION RENTS"). As used herein, the term "MODIFICATION NET LEASE" shall refer to any lease of a Mortgaged Property whereby the tenant thereunder (each, a "MODIFICATION NET TENANT") is required to pay all real estate taxes, insurance, utilities and costs of maintenance with respect to such leased property;

                  (VII) all permits, licenses and rights, whether now owned or hereafter acquired, relating to the ownership, use, occupation and operation of the Modification Land Parcels and the Modification Improvements;

                  (VIII) all rights of way or use, air rights, water rights, utility rights, privileges, franchises, servitudes, easements, tenements, hereditaments and appurtenances now or hereafter belonging or appertaining to any of the foregoing; all of Grantor's rights as a member of any association of owners pursuant to any declarations of use or restrictive covenants or similar instruments and all of Grantor's rights pursuant to any restrictive covenants; and all of Grantor's right, title and interest in and to any streets, ways, alleys, roadbeds, inclines, tunnels, culverts, strips or gores of land adjoining or serving the Modification Land Parcels or any part thereof, whether now owned or hereafter acquired by Grantor;

                  (IX) all proceeds, if any, accruing to Grantor upon the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and judgments related thereto, subject to the provisions of SECTIONS 10 and 11 of the Mortgage as modified hereby;

                  (X) all deposits made by Grantor with Beneficiary pursuant to SECTIONS 4.A(E) and 9 of the Mortgage as modified hereby;

                  (XI) (A) all contracts, including the property management agreement for the Mortgaged Property (the "MODIFICATION PROPERTY MANAGEMENT AGREEMENT"), and agreements relating to each Mortgaged Property, and other documents, books and records related to the operation of each Mortgaged Property; (B) all consents, licenses, warranties, guaranties and building and other permits required or useful for the construction, completion and operation of each Mortgaged Property; (C) all of the Grantor's rights under any contracts or the sale of any portion of any Mortgaged Property; and (D) all plans and specifications used or to be used in connection with the construction, operation or maintenance of each Mortgaged Property, together with all amendments and modifications thereof;

                  (XII) those certain ground leases, as more particularly described in EXHIBIT D attached hereto and made a part hereof (collectively, the "MODIFICATION GROUND LEASES"), which Ground Leases encumber those premises described in EXHIBIT D (collectively, the "MODIFICATION GROUND LEASED PREMISES"); and

                  (XIII) the Modification Ground Leases, together with all amendments, supplements, consolidations, replacements, extensions renewals and other modifications of the Modification Ground Leases now or hereafter entered into in accordance with the provisions thereof, together with all right, title or interest of Grantor in, to, under or derived from the Modification Ground Leased Premises and the Modification Improvements now or hereafter located thereon which may at any time be acquired by Grantor by the terms of the Modification Ground Leases, including the right of Grantor to possession under Section 365 of the Title 11 of the United States Code (11 U.S.C. ss.ss. 101 et seq.), as amended from time to time, or any successor statute (the "BANKRUPTCY CODE") in the event of the rejection of any of the Modification Ground Leases by the landlord thereunder or its trustee pursuant to said Section, and together with all rights and benefits of whatsoever nature derived or to be derived by Grantor under the Modification Ground Leases, including (subject to the terms of the Mortgage, as modified hereby) the rights to exercise options, to modify, extend or terminate any of the Modification Ground Leases, to surrender any of the Modification Ground Leases and to elect to treat any of the Modification Ground Leases as rejected or to remain in possession under Section 365(h) of the Bankruptcy Code;

                  (XIV) all proceeds and products arising from any of the foregoing; and

                  (XV) all other security and collateral of any nature whatsoever, now or hereafter given by Grantor, to secure the payment and performance of the Obligations.

                  For purposes of the Mortgage, as modified by the Modification, the "MODIFICATION TRUST ESTATE", including each component thereof, shall be expressly interpreted as meaning all or any portion of the items listed above, and of the interest of Grantor therein. The term "MORTGAGED PROPERTY" means that portion of the Modification Trust Estate located at or otherwise pertaining to each of the locations described in MORTGAGE EXHIBIT B hereto.

                  UNTO Beneficiary, as mortgagee, its successors and assigns to its use, benefit and behoof, for so long as any of the Obligations shall remain outstanding, the Modification Trust Estate, to the extent located in one of the Mortgage States.

                  WITH MORTGAGE COVENANTS and, if and to the extent permitted by applicable law, with all POWERS OF SALE, STATUTORY POWERS OF SALE and other STATUTORY RIGHTS AND COVENANTS and upon the STATUTORY CONDITIONS in the subject Mortgage State.

                  TO HAVE AND TO HOLD the Modification Trust Estate, whether now owned or held or hereafter acquired, with all the privileges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto Beneficiary and its successors and assigns for so long as any of the Obligations shall remain outstanding, subject to the terms hereof;

                                       OR

                  UNTO the Trustee, as trustee for the benefit of Beneficiary, to the successors of said trustee in the trust created by this Mortgage, and to its or their respective successors and assigns for so long as any of the Obligations shall remain outstanding, in trust, with power of sale, the Modification Trust Estate, to the extent located in one of the Indenture States;

                  TO HAVE AND TO HOLD the Modification Trust Estate, whether now owned or held or hereafter acquired, with all the privileges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto the Trustee for the benefit of Beneficiary, to its and their successors in the trust created by this Mortgage, and to its and their respective assigns for so long as any of the Obligations shall remain outstanding, in trust, however, upon the terms and conditions set forth herein.

                  Grantor hereby binds itself, and it successors and assigns, to warrant and forever defend the title to the Modification Trust Estate against the claim or claims of all parties claiming or to claim the same, or any part thereof for so long as any of the Obligations shall remain outstanding.

                  To the extent the Modification Trust Estate is located in a Mortgage State (A) this instrument shall be deemed to be and shall be enforceable as a mortgage and as a security agreement, fixture filing, assignment of leases and rents and financing statement, and (B) the Trustee shall have no rights, powers or obligations.

                  To the extent the Modification Trust Estate is located in an Indenture State (A) this instrument shall be deemed to be and shall be enforceable as a deed of trust and as a security agreement, fixture filing, assignment of leases and rents and financing statement, and (B) the word "Beneficiary" shall be deemed to refer to Beneficiary as beneficiary.

         3. Company warrants that it has good and marketable fee simple absolute title to the Modification Collateral Properties identified on MORTGAGE EXHIBITS A-17 and A-18 attached hereto, and has the right to mortgage the same in accordance with the provisions set forth above and the Mortgage as modified hereby, and that the Mortgage, as modified hereby, constitutes a valid and enforceable first Lien on the Modification Collateral Property, subject only to Permitted Exceptions (as defined in the Mortgage). Company shall (A) preserve such title and the validity and priority of the Lien of the Mortgage, as modified hereby, and shall forever warrant and defend the same unto Lender against the claims of all and every person or persons, corporation or corporations and parties whomsoever, and (B) make, execute, acknowledge and deliver all such further or other deeds, documents, instruments or assurances and cause to be done all such further acts and things as may at any time hereafter be required by Lender to confirm and fully protect the Lien and priority of the Mortgage, as modified hereby.

         4. Effective as of the Modification Date, the Lien of the Mortgage is hereby spread and extended to cover, encompass, include and encumber the Modification Collateral Properties with the same force and effect as if the Mortgage had for valuable consideration been made, executed, delivered and recorded including and encumbering the Modification Collateral Properties. Company and Lender confirm that the Lien of the Mortgage as modified hereby secures repayment of the Obligations, together with all renewals, modifications, replacements, consolidations and extensions thereof. Lender acknowledges and agrees that in connection with the spreading of the Lien of the Mortgage hereunder to the Modification Collateral Properties, Lender has waived the Additional Collateral Fee set forth in SECTION 2.8(D) of the Credit Agreement.

         5. The Mortgage as modified and spread hereby constitutes a "security agreement" and creates a "security interest" in favor of Lender as a "secured party" with respect to all property included in the Modification Collateral Properties which is covered by the Commercial Code. The Mortgage, as modified and spread hereby, also constitutes a Commercial Code "financing statement" made by Company as "debtor" in favor of Lender as "secured party" with respect to all such property included in the Modification Collateral Properties which is or may become fixtures or any other type of collateral as to which a security interest can be perfected by the filing of a financing statement in the appropriate jurisdiction. This provision shall be self-operative, but Company will nevertheless execute and deliver to Lender on demand such additional financing statements and other instruments as Lender may reasonably require to impose or perfect the Lien and security of the Mortgage as modified and spread hereby upon the Modification Collateral Properties.

         6. In order to induce Lender to enter into this Agreement, Company hereby remakes all representations, warranties and covenants contained in the Mortgage with respect to the Additional Mortgaged Property as if the same had been more fully set forth herein. Any misrepresentation or default by Company hereunder shall constitute a default under the Mortgage, as modified hereby, and upon the expiration of all applicable grace periods (if any) set forth in the Mortgage, as modified hereby, or any other Loan Document, Lender may at its option pursue any and all remedies available to Lender with respect to any collateral for the Obligations successively or concurrently.

         7. Effective as of the Modification Date, the Mortgage is hereby modified in the following general respects:

         (A) all references in the Mortgage or the other Loan Documents to the "BUILDINGS" shall be deemed to include the Modification Buildings;

         (B) all references in the Mortgage or the other Loan Documents to the "EQUIPMENT" shall be deemed to include the Modification Equipment;

         (C) all references in the Mortgage or the other Loan Documents to the "FIXTURES" shall be deemed to include the Modification Fixtures;

         (D) all references in the Mortgage or the other Loan Documents to the "GROUND LEASES" or the "GROUND LEASED PREMISES" shall be deemed to include the Modification Ground Leases and the Modification Ground Leased Premises, as the case may be;

         (E) all references in the Mortgage or the other Loan Documents to the "IMPROVEMENTS" shall be deemed to include the Modification Improvements;

         (F) all references in the Mortgage or the other Loan Documents to the "LAND PARCELS" shall be deemed to include the Modification Land Parcels;

         (G) all references in the Mortgage or the other Loan Documents to the "LEASES" shall include the Modification Leases;

         (H) all references in the Mortgage or the other Loan Documents to the "MORTGAGED PROPERTY" or "MORTGAGED PROPERTIES" shall include the Modification Collateral Properties and the other Original Collateral Properties;

         (I) all references in the Mortgage or the other Loan Documents to a "NET LEASE" shall be deemed to include a Modification Net Lease;

         (J) all references in the Mortgage or the other Loan Documents to a "NET

TENANT" and "NET TENANTS" shall be deemed to include a Modification Net Tenant and the Modification Net Tenants;

         (K) all references in the Mortgage or the other Loan Documents to the "PERSONAL PROPERTY" shall be deemed to include the Modification Personal Property;

         (L) all references in the Mortgage or the other Loan Documents to the "PROPERTY MANAGEMENT AGREEMENT" shall be deemed to include the Modification Property Management Agreement;

         (M) all references in the Mortgage or the other Loan Documents to the "RENTS" shall be deemed to include the Modification Rents; and

         (N) all references in the Mortgage or the other Loan Documents to the "TRUST ESTATE" shall be deemed to include the Modification Trust Estate.

         8. To the extent that any term of the Mortgage is inconsistent with any provision of the Credit Agreement or the other Loan Documents (whether or not such provision of this Modification specifically modifies one or more of the Loan Documents), such inconsistent term is hereby modified to the extent necessary to make it consistent with the provisions of the Credit Agreement or the other Loan Documents as modified hereby. All references in any Loan Document to the Mortgage shall mean the Mortgage as modified hereby.

         9. Effective as of the Modification Date, EXHIBITS A, B and D to the Mortgage are hereby deleted in their entirety, and inserted in lieu thereof are Mortgage EXHIBITS A-1, A-3 and A-5 through A-18, MORTGAGE EXHIBIT B and MORTGAGE EXHIBIT D attached hereto.

         10. The following new subparagraph (k) to Annex III (IL) to the Mortgage is hereby added following subparagraph (j):

                  (K) LIMITATION ON INDEBTEDNESS. It is expressly understood and agreed that the Indebtedness secured by this Mortgage will in no event exceed two hundred percent (200%) of (i) the total face amount of the Note, plus (ii) the total interest which may hereafter accrue under the Note on such face amount.

         11. Company and Parent hereby jointly and severally remake, adopt and ratify each and every representation and warranty set forth in the Mortgage, as modified and amended herein as of the Modification Date, with the same force and effect as on the Initial Closing Date.

         12. In all other respects, the Mortgage, as modified and amended herein, shall remain in full force and effect in accordance with the terms thereof and each and every term, covenant and agreement contained therein is hereby adopted, ratified, confirmed and affirmed by each of Company and Parent.

                D. MODIFICATION OF ASSIGNMENT OF RENTS AND LEASES

         1. Lender hereby remises and releases the Original Collateral Properties identified in MORTGAGE EXHIBITS A-2 and A-4 attached hereto (the "RELEASED PROPERTY") from the Lien of the Assignment of Rents and Leases as evidenced by the counterparts thereof recorded in Winnebago County, Illinois as Document No. 9760095, and in Porter County, Indiana as Document No. 97-28980, Book 795, Page 426, and the Lien of the other Loan Documents. On the Modification Date, Lender, at Borrower's sole cost and expense, shall deliver such further documents and instruments as may be reasonably requested to effectuate the foregoing release of the Released Property from the Lien of the Assignment of Rents and Leases and the other Loan Documents.

         2. Effective as of the Modification Date, the Assignment of Rents and Leases is modified to delete in its entirety EXHIBIT A to the Assignment of Rents and Leases, and inserted in lieu thereof are MORTGAGE EXHIBITS A-1, A-3 and A-5 through A-18 attached hereto. From and after the Modification Date, all references in the Assignment of Rents and Leases to the Mortgaged Property shall be deemed to include the Modification Collateral Property.

         3. Effective as of the Modification Date, all references in the Credit Agreement and the other Loan Documents to the Assignment of Rents and Leases shall mean the Assignment of Rents and Leases as modified by this Modification.

         4. In all other respects, the Assignment of Rents and Leases, as modified and amended herein, shall remain in full force and effect in accordance with the terms thereof and each and every term, covenant and agreement contained therein is hereby adopted, ratified, confirmed and affirmed by each of Company and Parent.

         5. Company and Parent hereby jointly and severally remake, adopt and ratify each and every representation and warranty set forth in the Assignment of Rents and Leases, as modified and amended herein as of the Modification Date, with the same force and effect as on the Initial Closing Date.

                   E. MODIFICATION OF ENVIRONMENTAL INDEMNITY

         1. Effective as of the Modification Date, the Environmental Indemnity is modified to delete in its entirety EXHIBIT A to the Environmental Indemnity, and inserted in lieu thereof are MORTGAGE EXHIBITS A-1 through A-18 attached hereto. From and after the Modification Date, all references in the Environmental Indemnity to the Mortgaged Property shall be deemed to include the Original Collateral Property, Modification Collateral Property and the Released Property. Notwithstanding the release of the Released Property from the Lien of the Mortgage, Company and Parent acknowledge and agree that the indemnification obligations set forth in the Environmental Indemnity shall survive any such release, and shall continue in full force and effect. Company and Parent hereby waive any defense either of them may have based upon the release of the Released Property.

         2. Company and Parent hereby jointly and severally remake, adopt and ratify each and every representation and warranty set forth in the Environmental Indemnity, as modified and amended herein as of the Modification Date, with the same force and effect as on the Initial Closing Date.

         3. The obligations of each of Company and Parent under the Environmental Indemnity, as modified by this Modification, are hereby ratified, affirmed and confirmed by each of Company and Parent, and such obligations continue in full force and effect.

         4. All references in the Credit Agreement and the other Loan Documents to the Environmental Indemnity shall mean the Environmental Indemnity as modified by this Modification.

         5. In all other respects, the Environmental Indemnity, as modified and amended herein, shall remain in full force and effect in accordance with the terms thereof and each and every term, covenant and agreement contained therein is hereby adopted, ratified, confirmed and affirmed by each of Company and Parent.

                              F. GENERAL PROVISIONS

         1. Company and Parent hereby agree to execute and deliver promptly to Lender, at Lender's request, such other documents as Lender, in its reasonable discretion, shall deem necessary or appropriate to evidence the transaction contemplated herein.

         2. This Modification may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same Agreement.

         3. Except as otherwise set forth herein to the contrary, the Loan Documents remain unmodified and continue in full force and effect. Company and Parent hereby reaffirms, confirms and ratifies each and every covenant, condition, obligation and provision set forth in the Credit Agreement and the other Loan Documents, each as modified hereby.

         4. This Modification shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

         5. This Modification shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

         6. The terms and provisions of this Modification are the result of negotiations between the parties. This Modification shall not be construed in favor of or against any party by reason of the extent to which any party or professionals employed or retained by it participated in the preparation of this Modification.

         IN WITNESS WHEREOF, the undersigned have caused this Modification to be executed and delivered by their duly authorized representatives as of the day and year first above written.

                                         PARENT:

WITNESS:                                 MALAN REALTY INVESTORS, INC., a
                                         Michigan corporation


                                         By: /s/ Elliott J. Broderick
                                         Name: Elliott J. Broderick
                                         Title: Chief Accounting Officer


                                         COMPANY:

WITNESS:                                 MALAN REVOLVER, INC., a Michigan
                                         corporation


                                         By: /s/ Elliott J. Broderick
                                         Name: Elliott J. Broderick
                                         Title: Chief Accounting Officer


                                         LENDER:

WITNESS:                                 GREENWICH CAPITAL MARKETS, INC., a
                                         Delaware corporation


                                         By: /s/ David Murdoch
                                         Name: David Murdoch
                                         Title: Senior Vice President

STATE OF                   )       IL
                           ) ss:
COUNTY OF                  )

         On this ___ day of December, 1999, before me, the undersigned Notary Public, personally appeared Elliott J. Broderick, personally known by me, who, being duly sworn, acknowledged himself to be the Chief Accounting Officer of Malan Realty Investors, Inc., a Michigan corporation, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing his name as Chief Accounting Officer on behalf of said corporation as such officer, as his free and voluntary act and deed, and the free and voluntary act and deed of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[S E A L]
                                            Name:
                                            Notary Public, __________ County,

My Commission Expires:


STATE OF                   )
                           ) ss:
COUNTY OF                  )

         On this ___ day of December, 1999, before me, the undersigned Notary Public, personally appeared Elliott J. Broderick, personally known by me, who, being duly sworn, acknowledged himself to be the Chief Accounting Officer of Malan Revolver, Inc., a Michigan corporation, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing his name as Chief Accounting Officer on behalf of said corporation as such officer, as his free and voluntary act and deed, and the free and voluntary act and deed of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[S E A L]
                                            Name:
                                            Notary Public, __________ County,

My Commission Expires:

STATE OF ILLINOIS          )        IL
                           ) ss:
COUNTY OF C O O K          )

         On this ___ day of December, 1999, before me, the undersigned Notary Public, personally appeared David M. Murdoch, personally known by me, who, being duly sworn, acknowledged himself to be the Senior Vice President of Greenwich Capital Markets, Inc., a Delaware corporation, and that as such officer, being duly authorized to do so pursuant to its bylaws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing his name as Senior Vice President on behalf of said corporation as such officer, as his free and voluntary act and deed, and the free and voluntary act and deed of said corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

[S E A L]
                                       Name:        Ferdinand J. Gallo III
                                       Notary Public, Cook County, Illinois

My Commission Expires:     March 21, 2001

                             EXHIBITS AND SCHEDULES

Exhibit A                  -        Amended and Restated Note

Schedule 1                 -        Property Location/Allocated Loan Amounts
Schedule 4.14              -        -     List of Material Contracts
Schedule 5.16              -        -     Environmental Work
Schedule 5.20              -        -     Capital Expenditure Schedule
Schedule A                 -        Recording Information - Mortgage Counterparts
Schedule B                 -        Recording Information - Assignment of Rents and Leases
                                    Counterparts
Schedule C                 -        Recording Information - Financing Statements


Mortgage Exhibit A-1       -        Legal Description of Ft. Atkinson, WI
Mortgage Exhibit A-2       -        Legal Description of Loves Park, IL
Mortgage Exhibit A-3       -        Legal Description of New Lenox, IL
Mortgage Exhibit A-4       -        Legal Description of Valparaiso, IN
Mortgage Exhibit A-5       -        Legal Description of Garden City, KS
Mortgage Exhibit A-6       -        Legal Description of Hays, KS
Mortgage Exhibit A-7       -        Legal Description of Independence, KS
Mortgage Exhibit A-8       -        Legal Description of Emporia, KS
Mortgage Exhibit A-9       -        Legal Description of Liberal, KS
Mortgage Exhibit A-10      -        Legal Description of Cape Girardeau, MO
Mortgage Exhibit A-11      -        Legal Description of Green Bay, WI
Mortgage Exhibit A-12      -        Legal Description of Janesville, WI
Mortgage Exhibit A-13      -        Legal Description of Madison, WI
Mortgage Exhibit A-14      -        Legal Description of Milwaukee, WI
Mortgage Exhibit A-15      -        Legal Description of Oshkosh, WI
Mortgage Exhibit A-16      -        Legal Description of Stevens Point, WI
Mortgage Exhibit A-17      -        Legal Description of Lincoln, IL
Mortgage Exhibit A-18      -        Legal Description of Arkansas City, KS

Mortgage Exhibit B         -        Street Addresses of Mortgaged Property
Mortgage Exhibit D         -        Ground Leases

                                    EXHIBIT A

                            AMENDED AND RESTATED NOTE

Up to $25,000,000 Chicago, Illinois
                                                   Dated as of December 21, 1999
                                               Effective as of November 24, 1999

         FOR VALUE RECEIVED, MALAN REVOLVER, INC., a Michigan corporation (the "COMPANY"), and MALAN REALTY INVESTORS, INC., a Michigan corporation (the "PARENT," and together with Company, hereinafter referred to together as the "MAKER"), each jointly and severally, promises to pay to the order of GREENWICH CAPITAL MARKETS, INC., a Delaware corporation (the "LENDER"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Lender to the Maker pursuant to the Agreement referred to below on the Revolver Termination Date provided for in the Agreement. The Maker promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Lender at 600 Steamboat Road, Greenwich, Connecticut or as Lender may otherwise direct.

         All Loans made by the Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached hereto and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Maker hereunder, under the Agreement or under the other Loan Documents (as defined in the Agreement).

         It is expressly understood and agreed by the Maker that (I) the principal balance of this Note includes the liabilities previously evidenced by that certain Note dated November 24, 1997 (the "EXISTING NOTE"), executed by the Maker in favor of Lender, and (II) to the extent any of such liabilities are included in the principal balance of this Note, this Note (A) merely re-evidences the liabilities evidenced by the Existing Note, (B) is given in substitution for, and not in payment of, the Existing Note, (C) is in no way intended to constitute a novation of the Existing Note and (D) is in no way intended to release, cancel, terminate, or otherwise impair all or any part of any Lien, mortgage, deed of trust, assignment, security interest, pledge or other encumbrance heretofore granted to Lender as collateral security for the obligations of Maker with respect thereto.

         This Note is the Note referred to in the Revolving Loan Agreement dated as of November 24, 1997, as amended by that certain First Modification of Revolving Loan Agreement, Note, Indenture of Mortgage, Deed of Trust, Deed to Secure Debt, Security

Agreement, Financing Statement, Fixture Filing and Assignment of Rents and Leases, and Other Loan Documents dated as of December 21, 1999, but effective as of November 24, 1999, by and between Maker and Lender (as so amended, and as the same may be amended, modified, supplemented, extended, replaced or restated from time to time, the "AGREEMENT"). Terms defined in the Agreement are used herein with the same meanings. Reference is hereby made to the Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note is secured by the Mortgage and certain other Loan Documents. The Maker hereby waives presentment, demand, protest and notice of protest and non-payment of this Note.

         The Note shall be governed by and construed in accordance with, the laws of the State of New York, without reference to its conflict of laws principles.

         IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Note to be executed and delivered by their duly authorized representatives as of the day and year first above written.

                                        PARENT:

WITNESS:                                MALAN REALTY INVESTORS, INC., a
                                        Michigan corporation


                                        By: /s/ Elliott J. Broderick
                                        Name: Elliott J. Broderick
                                        Title:    Chief Accounting Officer


                                        COMPANY:

WITNESS:                                MALAN REVOLVER, INC., a
                                        Michigan corporation


                                        By: /s/ Elliott J. Broderick
                                        Name: Elliott J. Broderick
                                        Title:    Chief Accounting Officer

                            AMENDED AND RESTATED NOTE
                                   (continued)

                         LOANS AND PAYMENTS OF PRINCIPAL


--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
        Date             Amount of           Type of Loan       Amount of        Maturity Date    Notation Made
                           Loan                                  Principal                              By
                                                                  Repaid
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

                                   SCHEDULE 1

                       SCHEDULE OF ALLOCATED LOAN AMOUNTS

                  ----------------------------------------- --------------------------------------
                                  Property                                Allocated Loan Amount
                  ----------------------------------------- --------------------------------------
                  Ft. Atkinson, WI                                                  $1,121,000.00
                  ----------------------------------------- --------------------------------------
                  New Lenox, IL                                                     $2,539,000.00
                  ----------------------------------------- --------------------------------------
                  Garden City, KS                                                           $0.00
                  ----------------------------------------- --------------------------------------
                  Hays, KS                                                            $795,000.00
                  ----------------------------------------- --------------------------------------
                  Independence, KS                                                    $739,000.00
                  ----------------------------------------- --------------------------------------
                  Emporia, KS                                                         $454,000.00
                  ----------------------------------------- --------------------------------------
                  Liberal, KS                                                         $530,000.00
                  ----------------------------------------- --------------------------------------
                  Cape Girardeau, MO                                                $1,431,000.00
                  ----------------------------------------- --------------------------------------
                  Green Bay, WI                                                     $2,149,000.00
                  ----------------------------------------- --------------------------------------
                  Janesville, WI                                                      $706,000.00
                  ----------------------------------------- --------------------------------------
                  Madison, WI                                                       $1,439,000.00
                  ----------------------------------------- --------------------------------------
                  Oshkosh, WI                                                       $1,259,000.00
                  ----------------------------------------- --------------------------------------
                  Stevens Point, WI                                                   $919,000.00
                  ----------------------------------------- --------------------------------------
                  Milwaukee, WI                                                     $1,825,000.00
                  ----------------------------------------- --------------------------------------
                  Lincoln, IL                                                       $1,429,000.00
                  ----------------------------------------- --------------------------------------
                  Arkansas City, KS                                                   $156,000.00
                  ----------------------------------------- --------------------------------------
                  TOTAL                                                            $17,491,000.00
                  ----------------------------------------- --------------------------------------

                               MORTGAGE EXHIBIT B

                                  PROPERTY LIST


---------------------------------------- ------------------------------------ -------------------------------------
               Property                                Address                                Title
---------------------------------------- ------------------------------------ -------------------------------------
Ft. Atkinson, WI                         1309 N. High Street                   Fee Simple
                                         1317 N. High Street
                                         1321 N. High Street
                                         1351 N. High Street
---------------------------------------- ------------------------------------ -------------------------------------
New Lenox, IL                            1500 W. Lincoln Highway               Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Garden City, KS                          1210 Fleming Street                   Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Hays, KS                                 2900 Broadway                         Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Independence, KS                         2505 W. Main                          Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Emporia, KS                              2727 W. Highway 50                    Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Liberal, KS                              1030 S. Kansas                        Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Cape Girardeau, MO                       11 S. Kings Highway                   Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Green Bay, WI                            2201 E. Main Street                   Fee Simple
                                         2151 E. Main Street
---------------------------------------- ------------------------------------ -------------------------------------
Janesville, WI                           2233 Highway 14                       Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Madison, WI                              3801 E. Washington Avenue             Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Oshkosh, WI                              900 Koehler Street                    Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Stevens Point, WI                        111 N. Division Street                Fee Simple
                                         119 N. Division Street
---------------------------------------- ------------------------------------ -------------------------------------
Milwaukee, WI                            2701 S. Chase Ave.                    Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------
Lincoln, IL                              1308 Woodlawn Road                    Fee Simple
                                         1310 Woodlawn Road
---------------------------------------- ------------------------------------ -------------------------------------
Arkansas City, KS                        2013 Summit Street                    Fee Simple
---------------------------------------- ------------------------------------ -------------------------------------

                               MORTGAGE EXHIBIT D

                                  GROUND LEASES


                                      None

                                   SCHEDULE A

                       RECORDING INFORMATION FOR MORTGAGES


------------------------ ------------------------- ------------------------------ --------------------- ------------------------
    COLLATERAL PROPERTY        JURISDICTION              INSTRUMENT                   RECORDING DATE       RECORDING NUMBER
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Fort Atkinson, WI        Jefferson County, WI      Indenture of Mortgage, Deed    12/02/97              Doc # 983744
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Loves Park, IL           Winnebago County, IL      Indenture of Mortgage, Deed    12/04/97              Doc # 9760094
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
New Lenox, IL            Will County, IL           Indenture of Mortgage, Deed    11/26/97              Doc # R97-105168
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Valparaiso, IN           Porter County, IN         Indenture of Mortgage, Deed    12/02/97              Doc # 97-28979, Book 795,
                                                   of Trust, Deed to Secure                             Page 425
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases

------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Garden City, KS          Finney County, KS         Indenture of Mortgage, Deed    12/02/97              Book 215, Page 472
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------


Hays, KS                 Ellis County, KS          Indenture of Mortgage, Deed    12/03/97              Book 439, Page 376
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Independence, KS         Montgomery County, KS     Indenture of Mortgage, Deed    12/02/97              Book 465, Page 74
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Emporia, KS              Lyon County, KS           Indenture of Mortgage, Deed    12/02/97              Book 282, Page 425
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Liberal, KS              Seward County, KS         Indenture of Mortgage, Deed    12/04/97              Book 487, Page 770
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Cape Girardeau, MO       Cape Girardeau County, MO Indenture of Mortgage, Deed    12/02/97              Book 902, Page 127
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Green Bay, WI            Brown County, WI          Indenture of Mortgage, Deed    12/03/97              Doc # 1583335
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------


Janesville, WI           Rock County, WI           Indenture of Mortgage, Deed    12/01/97              Doc # 1351026
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Madison, WI              Dane County, WI           Indenture of Mortgage, Deed    12/02/97              Doc # 2911586
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Milwaukee, WI            Milwaukee County, WI      Indenture of Mortgage, Deed    12/01/97              Doc # 7455564
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Oshkosh, WI              Winnebago County, WI      Indenture of Mortgage, Deed    12/02/97              Doc # 990627
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------
Stevens Point, WI        Portage County, WI        Indenture of Mortgage, Deed    12/02/97              Doc # 532188
                                                   of Trust, Deed to Secure
                                                   Debt, Security Agreement,
                                                   Financing Statement, Fixture
                                                   Filing and Assignment of
                                                   Rents and Leases
------------------------ ------------------------- ------------------------------ --------------------- ------------------------

                                   SCHEDULE B

            RECORDING INFORMATION FOR ASSIGNMENT OF RENTS AND LEASES


------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
    COLLATERAL PROPERTY          JURISDICTION                 INSTRUMENT                  RECORDING DATE      RECORDING NUMBER
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Fort Atkinson, WI         Jefferson County, WI         Assignment of Leases, Rents    12/02/97             Doc # 983745
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Loves Park, IL            Winnebago County, IL         Assignment of Leases, Rents    12/04/97             Doc # 9760095
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
New Lenox, IL             Will County, IL              Assignment of Leases, Rents    11/26/97             Doc # R97-105169
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Valparaiso, IN            Porter County, IN            Assignment of Leases, Rents    12/02/97             Doc # 97-28980, Book 795,
                                                       and Security Deposits                               Page 426
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Garden City, KS           Finney County, KS            Assignment of Leases, Rents    12/02/97             Book 215, Page 473
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Hays, KS                  Ellis County, KS             Assignment of Leases, Rents    12/03/97             Book 439, Page 479
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Independence, KS          Montgomery County, KS        Assignment of Leases, Rents    12/02/97             Book 465, Page 75
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Emporia, KS               Lyon County, KS              Assignment of Leases, Rents    12/02/97             Book 511, Page 371
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Liberal, KS               Seward County, KS            Assignment of Leases, Rents    12/04/97             Book 487, Page 874
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Cape Girardeau, MO        Cape Girardeau County, MO    Assignment of Leases, Rents    12/02/97             Book 902, Page 231
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Green Bay, WI             Brown County, WI             Assignment of Leases, Rents    12/03/97             Doc # 1583334
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Janesville, WI            Rock County, WI              Assignment of Leases, Rents    12/01/97             Doc # 1351027
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------


Madison, WI               Dane County, WI              Assignment of Leases, Rents    12/02/97             Doc # 2911587
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Milwaukee, WI             Milwaukee County, WI         Assignment of Leases, Rents    12/01/97             Doc # 7455565
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Oshkosh, WI               Winnebago County, WI         Assignment of Leases, Rents    12/02/97             Doc # 990628
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------
Stevens Point, WI         Portage County, WI           Assignment of Leases, Rents    12/02/97             Doc # 532189
                                                       and Security Deposits
------------------------- ---------------------------- ------------------------------ -------------------- -------------------------

      SCHEDULE C

                 RECORDING INFORMATION FOR FINANCING STATEMENTS


--------------------------------- -------------------------------- ----------------------- ----------------------------------------
          COLLATERAL PROPERTY                  JURISDICTION            RECORDING DATE                 RECORDING NUMBER
================================= ================================ ======================= ========================================
Fort Atkinson, WI                 Jefferson County, WI                    12/2/97            Doc # 183532, Volume 1015, Page 556
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720685
================================= ================================ ======================= ========================================
Loves Park, IL                    Winnebago County, IL                    12/04/97                       Doc #304642
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Illinois Secretary of State             12/10/97                      Doc # 3773237
================================= ================================ ======================= ========================================
New Lenox, IL                     Will County, IL                         11/26/97           Doc # R97-105170, File # U97002112
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Illinois Secretary of State             12/10/97                      Doc # 3773236
================================= ================================ ======================= ========================================
Valparaiso, IN                    Porter County, IN                       12/02/97                       Doc # 46680
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Indiana Secretary of State              12/08/97                      Doc #2161081
================================= ================================ ======================= ========================================
Garden City, KS                   Finney County, KS                       12/2/97                 Doc # 97-704, File # 7455
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Kansas Secretary of State               12/9/97                       Doc # 2409988
================================= ================================ ======================= ========================================
Hays, KS                          Ellis County, KS                        12/3/97                         Doc # 613
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Kansas Secretary of State               12/9/97                       Doc # 2409989
================================= ================================ ======================= ========================================
Independence, KS                  Montgomery County, KS                   12/2/97                       Doc # 095405
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Kansas Secretary of State               12/9/97                       Doc # 2409990
================================= ================================ ======================= ========================================


================================= ================================ ======================= ========================================
Emporia, KS                       Lyon County, KS                         12/2/97                       Doc # 400
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Kansas Secretary of State               12/9/97                       Doc # 2409987
================================= ================================ ======================= ========================================
Liberal, KS                       Seward County, KS                       12/4/97                       Doc # 97-6829
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Kansas Secretary of State               12/9/97                       Doc # 2409991
================================= ================================ ======================= ========================================
Cape Girardeau, MO                Cape Girardeau County, MO               12/2/97                       Doc # 087554
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Missouri Secretary of State             12/9/97                       Doc # 2857125
================================= ================================ ======================= ========================================
Green Bay, WI                     Brown County, WI                        12/3/97                       Doc # 666583
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720681
================================= ================================ ======================= ========================================
Janesville, WI                    Rock County, WI                         12/1/97                       Doc # 937750U
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720684
================================= ================================ ======================= ========================================
Madison, WI                       Dane County, WI                         12/2/97                       Doc # 0867170
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720683
================================= ================================ ======================= ========================================
Milwaukee, WI                     Milwaukee County, WI                    12/01/97                      Doc # 30808537
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720682
================================= ================================ ======================= ========================================
Oshkosh, WI                       Winnebago County, WI                    12/2/97                       Doc # 1003116
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720679
================================= ================================ ======================= ========================================
Stevens Point, WI                 Portage County, WI                      12/2/97                       Doc # 239133
                                  -------------------------------- ----------------------- ----------------------------------------
                                  Wisconsin Secretary of State            12/9/97                       Doc # 1720680
================================= ================================ ======================= ========================================
Global                            Secretary of State, Michigan            12/09/97                      Doc # D313499
================================= ================================ ======================= ========================================